UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
December 6, 2005

NUANCE COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-27038	94-3156479
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)
1 Wayside Road
Burlington, Massachusetts 01803
(Address of Principal Executive Offices, including Zip Code)
(781) 565-5000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On December 6, 2005, Nuance Communications, Inc., formerly known as ScanSoft, Inc. held a conference call to discuss its financial results for the fiscal quarter and fiscal year ended September 30, 2005. The transcript of the call and the accompanying reconciliation, which have been attached as Exhibit 99.1 and incorporated herein, disclose certain financial measures that may be considered non-GAAP financial measures because they exclude revenues and expenses associated with the former Nuance for the period following September 15, 2005, certain Nuance-related restructuring and other charges, and, as applicable, non-cash taxes, non-cash interest expense, the amortization of intangible assets, non-cash stock-based compensation and other charges. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States. These non-GAAP financial measures are provided to enhance the user’s overall understanding of Nuance’s current financial performance and Nuance’s prospects for the future. Management believes that these non-GAAP financial measures present a useful measure of Nuance’s operating performance because they exclude identified revenues and expenses associated with the acquisition of the former Nuance, as well as identified non-cash and restructuring charges. Management uses these measures for evaluating historical performance and for forecasting and planning for future periods. These measures, however, should be considered in addition to, and not as a substitute for, or superior to, other measures of financial performance prepared in accordance with generally accepted accounting principles. The non-GAAP measures included in the transcript of the call have been reconciled to the nearest GAAP measure. However, due to the ongoing implementation of Statement of Financial Accounting Standards 123R and the uncertainties related to the magnitude of Nuance’s equity-based compensation expense during fiscal 2006, Nuance is not able to estimate at this time the impact of the equity-based compensation expense on its earnings per share for fiscal year 2006. As such, a comparable GAAP measure and reconciliation of GAAP to the forward-looking non-GAAP earnings per share is not available at this time without an unreasonable effort. Non-GAAP earnings per diluted share should not be considered as a substitute for earnings per share determined in accordance with GAAP.
     The information in this Form 8-K and the Exhibit attached hereto is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits
99.1	Transcript of conference call of Nuance Communications, Inc., dated December 6, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nuance Communications, Inc.
By:	/s/ James R. Arnold, Jr.
James R. Arnold, Jr.
Senior Vice President and Chief Financial Officer

Date: December 7, 2005

EXHIBIT INDEX

Exhibit No.	Description
99.1	Transcript of conference call of Nuance Communications, Inc., dated December 6, 2005